UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EACO CORPORATION
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EACO CORPORATION
1500 North Lakeview Loop
Anaheim, California 92807

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2019

To the Shareholders of EACO Corporation:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of EACO Corporation, which will be held on May 15, 2019 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Loop, Anaheim, California 92807, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

1.	To elect Stephen Catanzaro, Glen F. Ceiley, Jay Conzen, and William L. Means to the Board of Directors, each to hold such office until the next annual meeting of shareholders or until his successor is elected and qualified.

2.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019.

3.	To approve, by advisory vote, the compensation of our named executive officers, as described in the proxy statement accompanying this notice.

4.	To conduct an advisory vote regarding the frequency of conducting future advisory votes on the compensation of our named executive officers.

5.	To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 1, 2019 as the record date for determining shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting, and at any postponement(s) or adjournment(s) thereof.

Your vote is very important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting. If your shares are held in “street name” (which means your shares are held in the name of a brokerage firm, bank or other nominee), in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Glen F. Ceiley
Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 5, 2019

EACO CORPORATION
1500 North Lakeview Loop
Anaheim, California 92807

PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2019

Date, Time and Place of Meeting

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of EACO Corporation, a Florida corporation (“EACO”), to be voted at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 15, 2019 and at any adjournment(s) or postponement(s) of the Annual Meeting. The Annual Meeting will be held at 7:30 a.m. Pacific Time at the offices of Bisco Industries, Inc. (“Bisco”), located at 1500 North Lakeview Loop, Anaheim, California 92807. If you need directions to the Annual Meeting, please contact us at (714) 876-2490.

These proxy materials and the form of proxy are expected to be mailed on or about April 5, 2019 to our shareholders who are entitled to vote at the Annual Meeting.

Unless the context requires otherwise, the terms the “Company”, “we”, “us” and “our” include EACO, Bisco, a wholly-owned subsidiary of EACO, and Bisco’s wholly-owned Canadian subsidiary, Bisco Industries Limited.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders and are described in more detail in this proxy statement.

Internet Availability of Materials

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS: Stockholders may view the Notice of the Annual Meeting of Shareholders, the proxy statement, proxy card and the annual report on Form 10-K for the fiscal year ended August 31, 2018 on the Internet by accessing http://www.eacocorp.com. Information on this website does not constitute part of this proxy statement and shall not be deemed incorporated by reference therein.

Voting Rights

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 1, 2019 (the “record date”). At the close of business on the record date, 4,861,590 shares of EACO’s common stock, par value $0.01 per share (the “common stock”), were outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder as of the record date.

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

As a Florida corporation, EACO is subject to the Florida Business Corporation Act (the “FBCA”) with respect to voting requirements and procedures. In addition, pursuant to Section 2115 of the California General Corporation Law (the “CGCL”), EACO is also currently subject to certain provisions of the CGCL, including those that affect the election of directors. In the election of directors under Proposal One, directors will be elected by a plurality of the common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect. Under the FBCA, directors are elected by a plurality of the votes cast. Shareholders are also entitled to cumulate votes pursuant to the provisions of the CGCL applicable to EACO. As such, if any shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, then each shareholder may cumulate votes by multiplying the number of shares of common stock the shareholder is entitled to vote by the number of directors to be elected. The number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the shareholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine. No shareholder is entitled to cumulate his or her votes for candidates other than those candidates whose names have been placed in nomination prior to the commencement of voting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers or nominees who hold stock in “street name” return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners. If a broker or nominee does not receive voting instructions from the beneficial owner, the broker may vote on only “routine” matters, such as the ratification of the independent registered public accounting firm (Proposal Two). Brokers and nominees may not vote on “non-routine” matters, including the election of directors under Proposal One, absent instructions from the beneficial owner. If you hold your shares in street name or through a broker, it is important that you give your broker your voting instructions.

Under Florida law, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners entitled to vote and the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, the effect of abstentions and broker non-votes on the outcome of a proposal will depend on the vote required to approve the proposal. Directors are elected by a plurality of the votes cast. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to the election of directors. With respect to Proposal Two, the proposal will be approved if the votes cast favoring the matter exceed the votes opposing the matter. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to such proposal.

Voting

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. If your shares are held in “street name” (which means your shares are held in the name of a brokerage firm, bank or other nominee), then in lieu of a proxy card, you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided with this proxy statement.

If you are a registered holder, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from the brokerage firm, bank or other nominee an instruction form for voting by mail, the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned (or otherwise properly voted by Internet or telephone) will be counted in the quorum and voted. Properly executed proxies will be voted in the manner directed by the shareholders.

If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each of the persons nominated by the Board under Proposal One, FOR the approval of Proposal Two and for THREE YEARS in Proposal Three.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting as well as any procedural matters. We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary at 1500 North Lakeview Loop, Anaheim, CA 92807. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically, and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a valid proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation

The enclosed proxy is being solicited by our Board of Directors. The Company will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing, and mailing this proxy statement, the proxy card, and any additional material furnished to the shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by the Company.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting. All directors are elected annually and hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Our Board of Directors selected and approved the following persons as nominees for election at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until their earlier resignation, removal or death: Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means.

Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above.

Shareholder Approval

Directors shall be elected by a plurality of the votes cast, which means that the four candidates receiving the highest number of affirmative votes, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected to the Board of Directors. However, if cumulative voting is in effect, the proxy holders will have the right to cumulate and allocate votes among those nominees standing for election as such proxy holders in their discretion elect. With respect to the election of directors, you may vote “for” all of the nominees, “withhold” authority to vote for all of nominees for the Board of Directors or “withhold” authority for one or more of the nominees. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of each of the four director nominees listed above.

Directors and Nominees

Set forth below is certain information, as of March 31, 2019, regarding each director, including information regarding the experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that the person should serve on the Board.

Name	Age	Position(s) with EACO and Bisco	Director Since
Glen F. Ceiley(2)	73	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco	1998
Stephen Catanzaro(1)	66	Director	1999
Jay Conzen(1)	72	Director	1998
William L. Means(1)(2)	75	Director	1999

(1)       Member of the Audit Committee

(2)       Member of the Executive Compensation Committee

Glen F. Ceiley has served as EACO’s Chief Executive Officer and Chairman of the Board since 1999. Mr. Ceiley is also the Chief Executive Officer and Chairman of the Board of Bisco, and has held those positions since he founded Bisco in 1973. He also served as President of Bisco prior to June 2010. In addition, Mr. Ceiley is a former director of Data I/O Corporation, a publicly-held company that provides programming systems for electronic device manufacturers. Mr. Ceiley has served as a director of EACO since 1998. As the founder of Bisco with over 45 years of experience in that industry, Mr. Ceiley is uniquely qualified to provide insights into and guidance on the industry, and growth and development of the Company.

Stephen Catanzaro currently has an accounting and tax practice. Prior to that, Mr. Cantanzaro served as the Chief Financial Officer of Allied Business Schools, Inc., a company that provides home study courses and distance education, from April 2004 until May 2018. He also served as the Chief Financial Officer of V&M Restoration, Inc., a building restoration company, from September 2002 to February 2004, and the Chief Financial Officer of Bisco from September 1995 to March 2002. Mr. Catanzaro has served as a director of EACO since 1999. He holds a B.S. degree in Accounting from Lehman College of The City University of New York and an M.B.A. degree from Golden Gate University. Mr. Catanzaro offers to the Board valuable business and strategic insights obtained through his work in a variety of industries, as well as experience as a certified public accountant which is invaluable to his service in the Audit Committee.

Jay Conzen has served as the President of Old Fashioned Kitchen, Inc., a national food distributor, since April 2003 and as a director of that company since 2011. Prior to that, from October 1992 to April 2003, Mr. Conzen was the principal of Jay Conzen Investments, an investment advisor. Mr. Conzen also served as a consultant to EACO from August 1999 until January 2001 and from October 2001 to April 2003. Mr. Conzen has served as a director of EACO since 1998. He holds an M.B.A. degree from California State University, Long Beach. Having served as an executive officer of several companies, Mr. Conzen offers to the Board a wealth of management and leadership experience, as well as an understanding of issues faced by businesses. He also previously served as a certified public accountant.

William L. Means has served as the Vice President of Information Technology of Bisco from 2001 until his retirement in June 2010. Prior to that, from 1997 to 2001, Mr. Means was Vice President of Corporate Development of Bisco. Mr. Means has served as a director of EACO since July 1999. He holds an M.B.A. degree from San Jose State University. Mr. Means provides extensive industry expertise to the Board, as well as a deep and broad understanding of the Company and its operations resulting from his years of service as an officer of Bisco.

Family Relationships; Arrangements for Selection

Zachary Ceiley, the Vice President of Sales and Marketing of Bisco, is the son of Glen Ceiley, EACO’s Chairman of the Board, Chief Executive Officer and majority shareholder, and Bisco’s Chief Executive Officer and Chairman of the Board. Barbara Ceiley, a consultant to the Company, is the wife of Glen Ceiley, and provides consulting services for the Company from time. There are no other family relationships among any of our directors, director nominees or executive officers, and there are no arrangements or understandings between any director nominee and any other person pursuant to which the nominee was selected.

CORPORATE GOVERNANCE

Code of Ethics

EACO has adopted a code of ethics applicable to its senior executive and financial officers. You may receive, without charge, a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Loop, Anaheim, California 92807.

Concerns relating to accounting, internal controls or auditing matters should be brought to the attention of a member of our senior management or the Audit Committee as appropriate, and will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

Director Independence

EACO’s Board currently consists of the following directors: Stephen Catanzaro, Glen Ceiley, Jay Conzen and William L. Means. The Board has determined that three of its four directors, Stephen Catanzaro, Jay Conzen and William L. Means, are independent as defined by the NASDAQ Stock Market’s Marketplace Rules. In addition to such rules, the Board considered transactions and relationships between each director (and his immediate family) and the Company to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result, the Board determined that Mr. Ceiley is not independent, as he is an executive officer of EACO and Bisco, a member of Bisco’s steering committee and the holder of a majority of the outstanding voting stock of the Company. Bisco’s steering committee handles the day to day operations of the Company, and Mr. Ceiley has been intimately involved with decision-making that directly affects the financial statements of the Company.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. Currently, Glen Ceiley, serves as the Chairman of the Board and CEO of both EACO and Bisco. The Board does not have a separate lead independent director, but the independent directors of the Company are actively involved in decision-making by the Board. The Board has determined that the current structure is appropriate for the Company and enhances the Company’s ability to execute its business and strategic plans and makes the best use of the CEO’s knowledge of the Company and the industries that it serves, while maintaining strong independence over Board decisions and oversight through the involvement and participation of the independent directors.

Board Meetings and Committees

In accordance with the Bylaws of EACO, which empower the Board to appoint such committees as it deems necessary and appropriate, the Board has established an Audit Committee and an Executive Compensation Committee. During the fiscal year ended August 31, 2018 (“Fiscal 2018”), the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors – 4; Audit Committee – 4; and Executive Compensation Committee – 1. During Fiscal 2018, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee. The Audit Committee’s basic functions are to assist the Board in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company’s directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board has adopted a written charter for the Audit Committee, a copy of which was attached as Annex A to the Company’s proxy statement for the 2016 Annual Meeting of Shareholders, as filed with the SEC on April 12, 2016. The Audit Committee charter is not available on EACO’s website.

Currently, the members of the Audit Committee are Messrs. Catanzaro, Conzen (Chairman) and Means. The Board has determined that each of Messrs. Catanzaro, Conzen and Means is independent under the independence standards for audit committee members as set forth in the NASDAQ Stock Market’s Marketplace Rules and the applicable SEC rules. The Board has identified Mr. Conzen as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee.

Executive Compensation Committee. The Executive Compensation Committee is generally responsible for establishing the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, if any, including granting stock options to officers and employees of EACO. The Committee has not adopted a formal charter. The current members of the Committee are Messrs. Glen Ceiley (Chairman) and William Means. The Board has determined that Mr. Means is independent under the independence standards for compensation committee members as set forth in the NASDAQ Stock Market’s Marketplace Rules. Mr. Ceiley is not independent.

Nomination of Directors

The Board does not have a Nominating Committee, but each director participates in the consideration of director nominees. Given the size and resources of EACO (and the large number of shares of common stock held by our majority shareholder), the Board believes that this approach is appropriate. The Board believes that having a separate committee would not enhance the nomination process. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, it strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. These factors, and others as considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Board periodically reviews the performance of each Board member and concludes whether or not the member should continue in their current capacity.

EACO has not adopted a charter relating to the director nomination process, however, the Board will consider candidates for directors recommended by our shareholders who meet the eligibility requirements for submitting recommendations as set forth in EACO’s Bylaws. Eligible stockholders who seek to recommend a nominee must submit such recommendation in writing to the our Corporate Secretary (c/o Bisco Industries, Inc., at 1500 N. Lakeview Loop, Anaheim, California 92807), by the deadline for director nominations set forth in our last proxy statement, specifying the following information: (i) the name and address of the candidate; (ii) a brief biographical description, including the candidate’s occupation for at least five years; (iii) a statement of the qualifications of the candidate; and (iv) the additional information concerning the candidate and the shareholder proposing such candidate as required by EACO’s Bylaws. Such notice must be accompanied by a written consent of each candidate to being named as a nominee and to serve as a director if elected. Directors should possess qualities such as an understanding of the Company’s business and operations and corporate governance principles. In connection with its evaluation, the Board may request additional information from the candidate or the recommending shareholder, and may request an interview with the candidate. The Board has the discretion to decide which individuals to recommend for nomination as directors. No candidates for director nominations were submitted to the Corporate Secretary by any shareholder in connection with the election of directors at the Annual Meeting.

Risk Oversight

While our management has the primary responsibility for identifying and mitigating risks, the Board has the overall responsibility for the oversight of such risks, with a focus on the most significant risks facing the Company. The Board’s duties in this regard are supplemented by committees of the Board. In particular, the Audit Committee focuses on financial risk, including internal controls, and is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting decisions. Risks related to our compensation programs are reviewed by the Executive Compensation Committee. In connection with its responsibilities relating to risk assessment, our full Board receives reports on risk management from senior officers of the Company, including the CEO of the Company, and from the Chairman of the Audit Committee, and periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. While the Company has not experienced any material cyber attack or breach, the Board is currently evaluating cyber security risks and has retained a third party consultant to assist it in this regard. Throughout the year, the Board will dedicate a portion of their meetings to review and discuss specific risk topics in greater detail.

Shareholder Communications

The Board has established a process by which shareholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature, or are offensive or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Shareholders who wish to communicate with the Board can write to the Corporate Secretary at EACO Corporation, c/o Bisco Industries, Inc., at 1500 N. Lakeview Loop, Anaheim, California 92807.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our shareholders; however, our directors are encouraged to attend all such meetings. One of our current directors attended our 2018 Annual Meeting of Shareholders.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of Squar Milner LLP (“Squar Milner”) was engaged to serve as our independent registered public accounting firm for Fiscal 2018. The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending August 31, 2019. We are asking our shareholders to ratify the selection by the Audit Committee of Squar Milner as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending August 31, 2019 (“Fiscal 2019”) and to perform other appropriate services. Shareholder ratification of the selection of Squar Milner as our independent registered public accounting firm is not required by our Bylaws or otherwise. In the event that the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of EACO and its shareholders.

A representative of Squar Milner is expected to be present at the Annual Meeting, and that representative will have the opportunity to make a brief presentation to the shareholders if he or she so desires, and will be available to respond to appropriate questions from shareholders.

Shareholder Approval

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the ratification and approval of the selection of Squar Milner as our independent registered public accounting firm for Fiscal 2019.

PROPOSAL THREE:

ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders have the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.

We are asking our shareholders to indicate their support of the compensation of our named executive officers, as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

The Board of Directors recommends a vote FOR approval of the advisory resolution because it believes that the Company’s executive compensation policies and practices are effective in achieving the Company’s goals of rewarding contributions to the financial and operating performance of the Company without promoting undue risk taking and providing fair compensation to incentivize executives to remain with the Company.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Executive Compensation Committee. Although the vote is non-binding, the Board of Directors and the Executive Compensation Committee will review and consider the voting results in future decisions regarding executive compensation.

Shareholder Approval

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the advisory resolution approving the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL FOUR:

ADVISORY VOTE ON FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also requires us to provide shareholders with the opportunity to indicate at least once every six years, on an advisory basis, their preference as to the frequency of future advisory votes to approve the compensation of our named executive officers (“say-on-pay votes”). In this Proposal Four, we are asking shareholders to vote on whether future say-on-pay votes should occur once every year, every two years or every three years. Shareholders also may abstain from voting on this proposal.

We believe that every three years is the optimal frequency for future say-on-pay votes. A vote every three years should provide the Board of Directors and the Executive Compensation Committee with sufficient time to consider the results of the advisory vote and to implement any changes to our compensation practices. A three-year cycle will also provide sufficient time for the implementation of any changes before shareholders must evaluate the effectiveness of such changes in conjunction with our related business results. Accordingly, the Board of Directors recommends that the shareholders vote for a frequency of every three years for future advisory votes on the compensation of our named executive officers, which means that the next say-on-pay vote is expected to be held at the 2022 Annual Meeting of Shareholders.

Shareholder Approval

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. There is no threshold vote that must be obtained for this proposal. The Company will consider the frequency that receives the highest number of votes by shareholders to be the frequency that is preferred by shareholders. Although this vote is advisory and not binding, the Board of Directors will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future say-on-pay votes.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote for every “THREE YEARS” as the frequency for the advisory vote on the compensation of our named executive officers.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described under the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee also considers whether the provision by its independent accounting firm of any non-audit related services is compatible with maintaining the independence of such firm. For Fiscal 2018 and the fiscal year ended August 31, 2017 (“Fiscal 2017”), the Audit Committee pre-approved all services performed for the Company by the independent registered public accounting firm.

Principal Accountant Fees

Squar Milner LLP (“Squar Milner”) has served as the Company’s independent accounting firm since 2005. During Fiscal 2018 and Fiscal 2017, the Company paid Squar Milner the following amounts for the services set forth below:

	Year Ended August 31,
Fee Category	2018	2017
Audit fees	$176,000	$172,000
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$176,000	$172,000

Audit Fees

Audit fees consist of fees billed for professional services rendered in connection with the audit of the financial statements included in the Company’s Annual Reports on Form 10-K and for the reviews of the unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended during the fiscal years ended August 31, 2018 and 2017 and for other regulatory filings for such fiscal years.

Audit-Related Fees

The Company was not billed for any audit-related fees or tax fees by Squar Milner for Fiscal 2018 or Fiscal 2017. There were no other fees billed by Squar Milner during Fiscal 2018 or Fiscal 2017.

AUDIT COMMITTEE REPORT

The following is a report of the Audit Committee of the Board of Directors with respect to the Company’s audited consolidated financial statements for Fiscal 2018.

The Audit Committee of the Board of Directors performs general oversight of our financial accounting and reporting process, system of internal controls, audit process and the process for monitoring compliance with laws and regulations, as well as our code of ethics. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management is responsible for preparing our consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) and implementing our financial reporting process, including our system of internal controls over financial reporting. Our independent registered public accountants, Squar Milner LLP, are responsible for auditing our consolidated financial statements in accordance with GAAP. The Audit Committee meets periodically with Squar Milner, with and without management present, to discuss the results of the independent registered public accountants’ examinations and evaluations of our internal controls and the overall quality of our financial reporting.

The members of the Audit Committee rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the Company, the Audit Committee, the Board of Directors or management. Accordingly, the Audit Committee’s oversight is not intended to, and does not, provide an independent basis to determine that management has applied GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee relies, without independent verification, on the information and representations provided to them by management and the independent registered public accounting firm that the consolidated financial statements have been prepared in conformity with GAAP.

In this context, the Audit Committee hereby reports as follows:

(1)	The Audit Committee has reviewed and discussed the audited consolidated financial statements for Fiscal 2018 with the Company’s management.

(2)	The Audit Committee has discussed with the Company’s independent registered public accounting firm, Squar Milner, the matters required to be discussed by Statement on Auditing Standard No. 16, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and approved by the SEC (which supersedes the Statement on Auditing Standards No. 61).

(3)	The Audit Committee has received the written disclosures and the letter from Squar Milner as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Squar Milner its independence from the Company.

(4)	Based on the review and discussions referred to in (1) through (3) above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2018 for filing with the SEC.

Submitted by the Audit Committee
of the Board of Directors:

Jay Conzen (Chairman)
Stephen Catanzaro
William L. Means

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that EACO specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information, as of March 31, 2019 regarding our executive officers:

Name	Age	Positions with EACO and Bisco
Glen F. Ceiley	73	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco
Donald S. Wagner	56	President and Chief Operating Officer of Bisco
Zachary Ceiley	39	Vice President of Sales and Marketing of Bisco
Michael Narikawa	38	Controller and Principal Accounting Officer of EACO and Bisco

All officers serve at the pleasure of the Board of Directors. Biographical information regarding Mr. Glen Ceiley appears earlier in this proxy statement. See “Proposal One: Election of Directors.”

Donald S. Wagner has served as the President of Bisco since June 2010 and as its Chief Operating Officer since November 2007. Prior to his promotion to President, Mr. Wagner also held the title of Executive Vice President of Bisco from November 2007. Mr. Wagner has worked at Bisco since 1994 in a number of other capacities, including as Vice President of Product Management. Prior to joining Bisco, Mr. Wagner worked in the Defense division at Rockwell International. He holds a B.A. degree in Communications from California State University, Fullerton.

Zachary Ceiley has served as the Vice President of Sales and Marketing of Bisco since September 2012. Prior to his promotion, Mr. Ceiley was the Northern Regional Manager of Bisco from September 2010. Since he joined Bisco in February 2003, Mr. Ceiley has served the Company in a number of other capacities in the sales department, including as Cell Manager and Area Manager. Mr. Ceiley has a B.S. degree in Communication from the University of Colorado.

Michael Narikawa has served as the Controller and Principal Accounting Officer of EACO and Bisco since May 2014. Prior to his promotion to Controller, Mr. Narikawa served as Bisco’s Accounting Supervisor from February 2009 to April 2014. Prior to joining Bisco, Mr. Narikawa was a Senior Auditor at KPMG, LLP from June 2005 to December 2008. Mr. Narikawa has a B.S. degree in Business Administration with a concentration in Accountancy from California Polytechnic State University, San Luis Obispo.

Executive Compensation

The Executive Compensation Committee is responsible for establishing or recommending the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, if any, including granting stock options to officers and employees of EACO. This committee has not adopted a formal charter. The current members of this committee are Messrs. Glen Ceiley and William Means.

The officers of EACO are Mr. Ceiley, the Chief Executive Officer and Chairman of the Board, and Mr. Michael Narikawa, the Controller and Principal Accounting Officer. Due to the nature of EACO’s operations and related financial results, no additional salary or other compensation for their service as officers of EACO was determined to be necessary, and no such compensation was provided to Mr. Ceiley or Mr. Narikawa during Fiscal 2018 and Fiscal 2017. However, both Messrs. Ceiley and Narikawa received compensation from Bisco for their services to Bisco.

All compensation for the named executive officers for Fiscal 2018 and Fiscal 2017 was paid by Bisco. The compensation of named executive officers who serve as officers of Bisco are determined by Bisco’s Chairman of the Board, Glen Ceiley. Bisco did not pay bonuses or other incentive compensation to the named executive officers during Fiscal 2018 or Fiscal 2017 except as set forth in the Summary Compensation Table below, although Mr. Ceiley has typically received quarterly cash dividends from EACO in the amount of $19,125 on his shares of preferred stock of EACO for each fiscal quarter during Fiscal 2017 and Fiscal 2018.

Summary Compensation Table

The following table sets forth information regarding compensation earned from the Company (including from Bisco, our wholly-owned subsidiary) during Fiscal 2018 and Fiscal 2017 by (i) our Chief Executive Officer and (iii) two other most highly compensated executive officers who were employed by the Company (including Bisco) as of August 31, 2018 and whose total compensation exceeded $100,000 during that year. The following information updates the Summary Compensation Table set forth in the Company’s form 10-K for fiscal 2018. The officers listed below are collectively referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Fiscal Year	Salary		Bonus	All Other Compensation (1)		Total
Glen F. Ceiley	2018	$206,200	(1)	$8,165	$5,900	(2)	$219,765
Chief Executive Officer and Chairman of the Board of EACO and Bisco	2017	372,000	(1)	8,165	6,992	(2)	387,157

Donald S. Wagner	2018	215,092		125,745	11,656	(3)	352,493
President and Chief Operating Officer of Bisco	2017	215,092		16,257	11,341	(3)	242,690

Zachary Ceiley	2018	130,206		113,835	9,606	(3)	253,647
Vice President of Sales and Marketing of Bisco	2017	130,206		14,951	8,371	(3)	153,528

(1)	Includes $18,200 consulting fees payable to Glen Ceiley’s spouse, Barbara Ceiley, in each of Fiscal 2018 and Fiscal 2017.
(2)	Consists of the Company’s matching contribution for Mr. G. Ceiley pursuant to the Company’s Section 401(k) plan.
(3)	Includes (i) auto allowance of $6,696 payable to each of Messrs. Z. Ceiley and Wagner in Fiscal 2018 and Fiscal 2017; (ii) Section 401(k) matching contributions of $2,910 and $1,675 payable to Mr. Z. Ceiley in in Fiscal 2018 and Fiscal 2017, respectively; and (iii) Section 401(k) matching contributions of $4,960 and $4,645 payable to Mr. Wagner in each of Fiscal 2018 and Fiscal 2017, respectively

Outstanding Equity Awards at Fiscal Year-End

The Company did not grant any equity awards during Fiscal 2018 or Fiscal 2017 to any named executive officer, and no outstanding equity awards were held by any of the named executive officers at August 31, 2018.

COMPENSATION OF DIRECTORS

In each of Fiscal 2018 and Fiscal 2017, the Company paid an annual stipend of $10,000 per year to each director who is not employed by EACO or its subsidiary as compensation for his Board services, together with a fee of $500 for each Board meeting attended by such director. No fees are paid to directors for attendance at meetings of the Audit Committee or the Executive Compensation Committee of the Board. Effective October 1, 2018, the Company increased the director fees to $12,000 for the annual stipend and $800 for each Board meeting attended.

The following table sets forth the compensation of the non-employee directors of EACO for Fiscal 2018. (See “Summary Compensation Table” above for information regarding Mr. Glen Ceiley).

Director	Fees Earned or Paid in Cash	All Other Compensation	Total
Stephen Catanzaro	$12,000	$—	$12,000
Jay Conzen	12,000	—	12,000
William Means	12,000	—	12,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below presents certain information regarding beneficial ownership of the Company’s common stock (the Company’s only voting security) as of March 31, 2019 by (i) each shareholder known to the Company to own, or have the right to acquire within 60 days of March 31, 2019, more than five percent (5%) of the outstanding common stock, (ii) each named executive officer, director and director nominee of the Company, and (iii) all directors and executive officers of the Company as a group. To our knowledge, except as otherwise indicated below, each of the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property and similar laws. The information with respect to each person is as supplied or confirmed by such person, based upon statements provided to the Company or filed with the SEC, or based upon the actual knowledge of the Company.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percent of Class(2)
Stephen Catanzaro	—	*
Glen F. Ceiley(3)	4,753,970	97.9%
Jay Conzen	—	—
William L. Means	322	*
Donald Wagner	—	—
Zach Ceiley	140	*
Michael Narikawa	—	—
All Executive Officers and Directors as a group (7 persons)(3)	4,754,232	97.9%

* Less than 1%.

(1)	The address for each person named in the table is c/o Bisco Industries, Inc., 1500 North Lakeview Loop, Anaheim, CA 92807.

(2)	Based on 4,861,590 shares of common stock outstanding as of March 31, 2019. Under the rules of the SEC, the determinations of “beneficial ownership” of the Company’s common stock are based upon Rule 13d-3 under the Exchange Act. Under Rule 13d-3, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of the Company’s common stock that a beneficial owner has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes (i) 4,713,970 shares held by the Glen F. Ceiley and Barbara A. Ceiley Revocable Trust (the “Trust”), of which Mr. Ceiley is a trustee; and (ii) 40,000 shares issuable upon conversion of the 36,000 shares of Series A Cumulative Convertible Preferred Stock held by the Trust (assuming no accrued unpaid dividends).

CERTAIN TRANSACTIONS

Since September 1, 2016, except as described below, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two fiscal years and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Operating Leases

The Company leased three buildings under operating lease agreements from the Trust, which a grantor trust beneficially owned by the Company’s Chief Executive Officer, Chairman of the Board and majority shareholder, Glen Ceiley. During Fiscal 2018 and Fiscal 2017, the Company paid approximately $271,000 and $492,000, respectively, in rent to the Trust with respect to these leases.

On May 19, 2017, the Company purchased from the Trust the existing corporate headquarters and the distribution center located at 1500 North Lakeview Loop in Anaheim, California, which represented the largest of the Company’s operating leases (the “Lakeview Property”) for a total cash purchase price of $7,200,000. The purchase price for the Lakeview Property was financed through the Company’s borrowings on the line of credit with Community Bank of $1,800,000 and a term loan with Community Bank in the amount of $5,400,000. As a result of Bisco’s purchase of the Lakeview Property, the lease with the Trust for the Lakeview Property terminated upon the closing of such purchase.

Within the next two years, the Company plans to relocate its corporate headquarters and Anaheim distribution center to a new 80,000 square foot facility in Anaheim, California that is owned by the Trust. Accordingly, the Company plans to enter into a new lease with the Trust in the near future concerning such premises, but the terms of such lease have not yet been finalized.

On November 21, 2017, Bisco entered into a ten-year lease with the Trust for the lease of office and warehouse space in Glendale Heights, Illinois, for a base monthly rent of $22,600, which is subject to a 2.5% annual increase. Bisco relocated its Chicago, Illinois sales and distribution center (which was also leased from the Trust) to this new facility in December 2017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the SEC. Specific due dates for these reports have been established, and we are required to report any failure to file by such dates. Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that, with respect to Fiscal 2018, all Section 16(a) filings required by its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended August 31, 2018 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material. The annual report and this proxy statement are available on our website at www.eacocorp.com. Shareholders may also obtain a copy of the annual report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Loop, Anaheim, California 92807. The annual report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our Bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). Shareholder proposals that are intended to be presented at our 2020 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us not later than December 6, 2019.

If a shareholder wishes to submit a proposal which is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the shareholder must submit the proposal or nomination on or between February 14, 2020 and March 16, 2020. If the date of the 2020 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2019 Annual Meeting of Shareholders, then the shareholder must submit any such proposal or nomination not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the meeting was mailed or (ii) public disclosure of the date of such meeting is first made. Shareholders are advised to review our Bylaws which contain these advance notice requirements..

In addition, with respect to any proposal that a shareholder presents at the 2020 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Loop, Anaheim, California 92807. It is recommended that shareholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the shareholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Glen F. Ceiley
Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 5, 2019

EACO CORPORATION

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. (Pacific time) on May 14, 2019

Online
Go to **www.investorvote.com/EACO**
or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends you vote FOR all of the following nominees.

1. Election of Directors:

01 - Stephen Catanzaro 02 - Glen F. Ceiley 03 - Jay Conzen 04 - William L. Means

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right for such nominee(s). 01 ☐ 02 ☐ 03 ☐ 04 ☐

B The Board of Directors recommends you vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. Ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019.	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

C The Board of Directors recommends you vote 3 YEARS on Proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote regarding the frequency of conducting future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

D Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

This Proxy must be signed exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

03108

2019 Annual Meeting of Shareholders of EACO Corporation

Wednesday, May 15, 2019
7:30 am Pacific Time
Bisco Industries, Inc.
1500 N. Lakeview Loop
Anaheim, CA 92807

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY - EACO CORPORATION

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2019 Annual Meeting of Shareholders

This Proxy Is Solicited by the Board of Directors of EACO Corporation

The undersigned shareholder of EACO Corporation ("EACO") hereby appoints GLEN F. CEILEY and WILLIAM L. MEANS, and each of them, as proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of EACO Corporation to be held on May 15, 2019 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Loop, Anaheim, California 92807, and at any adjournments or postponements thereof, and to vote all shares of common stock of EACO held of record by the undersigned on April 1, 2019, with all the powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said Proxies, and each of them, may lawfully do by virtue hereof.

Shares represented by this proxy will be voted as directed by the undersigned shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposals 2 and 3, and for "3 YEARS" in Proposal 4. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(Items to be voted appear on reverse side)

E **Non-Voting Items**

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

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